May 20, 2003


                               MARKETOCRACY FUNDS
                                  Supplement to
           Statement of Additional Information Dated October 28, 2002
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On April 16, 2003, Shawn O'Hara resigned as a trustee to the Marketocracy Funds.












  Please retain this Supplement with your Statement of Additional Information.
                   The date of this Supplement is May 20, 2003